J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders Canada ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated December 19, 2019

to the Summary Prospectus, Prospectus and Statement of Additional Information dated March 1, 2019, as supplemented

The Fund is currently classified as a “diversified” fund, but effective January 1, 2020, the Fund is amending its main investment strategy to allow the Fund to invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would to the extent necessary to approximate the composition of the Fund’s underlying index. As a result, the Fund could operate as a “non-diversified” fund solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the underlying index. After this change is implemented, shareholder approval will not be sought if the Fund changes from diversified to non-diversified status in the future.

Effective January 1, 2020, the following is added as the last paragraph in the “What are the Fund’s main investment strategies?” section in the Summary Prospectus and Prospectus:

The Fund is classified as “diversified” under the Investment Company Act of 1940 (1940 Act). However, the Fund may operate as a “non-diversified” fund, as defined by the 1940 Act, to the approximate extent the Underlying Index is non-diversified. The Fund may, therefore, operate as non-diversified solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

Effective January 1, 2020, the following is added as a risk in the “The Fund’s Main Investment Risks” section in the Summary Prospectus and Prospectus:

Diversification Risk. The Fund is classified as “diversified” under the 1940 Act. However, the Fund may operate as a “non-diversified” fund, as defined by the 1940 Act, to the approximate extent the Underlying Index is non-diversified. The Fund may, therefore, operate as non-diversified solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities.

Corresponding changes will also be made for the Fund to the “More About the Funds” section in the Prospectus.

Effective January 1, 2020, the following is added as the fourth paragraph in the “Investment Policies” section of the Statement of Additional Information:

With respect to the BetaBuilders Canada ETF’s fundamental policy with respect to diversification, the Fund intends to be diversified in approximately the same proportion as the Underlying Index.

Effective January 1, 2020, the following is added as the fourth sentence of the paragraph under the “Diversification” section of the Statement of Additional Information:

However, BetaBuilders Canada ETF may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-BBCAETF-1219